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                                                                     EXHIBIT 23

Consent of Independent Public Accountants

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K into Southern National Corporation's previously filed Registration Statement File Nos. 33-52367, 33-57865 and 33-57867 filed on Form S-8 and Registration Statement File Nos. 33-57859, 33-57861, and 33-57871 filed on Form S-3.

                                          Arthur Andersen LLP

Charlotte, North Carolina,
     June 30, 1995.

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